Exhibit 1

JOINT FILING AGREEMENT

In accordance with rule 13d-1(k) under the Securities Act of 1934, as amended, each of the undersigned entities, as applicable, pursuant to a duly executed power of attorney, hereby agrees to this and any future joint filing of Schedule 13G (including any and all amendments thereto) to be made on their behalf and further agrees to the filing of this Agreement as an Exhibit thereto. In addition, each party to this Agreement consents to the filing of this and any future Schedule 13G (including any and all amendments thereto) by Bank of Montreal.

This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 14th day of February, 2017.

BANK OF MONTREAL

	By:	/s/ Barbara Muir
Barbara Muir
Senior Vice President, Deputy General Counsel of Corporate Affairs, and Corporate Secretary

BANK OF MONTREAL IRELAND PLC		BMO ASSET MANAGEMENT CORP.

*		*

BMO ASSET MANAGEMENT INC.		BMO CAPITAL MARKETS CORP.

*		*

BMO CAPITAL MARKETS LIMITED		BMO DELAWARE TRUST COMPANY

*		*

BMO FINANCIAL CORP.		BMO GLOBAL ASSET MANAGEMENT (ASIA) LIMITED

*		*

BMO HARRIS BANK N.A.	BMO HARRIS FINANCIAL ADVISORS, INC.

*	*

BMO HARRIS INVESTMENT	BMO INVESTORLINE, INC.
MANAGEMENT INC.

*	*

BMO LIFE ASSURANCE COMPANY	BMO NESBITT BURNS INC.

*	*

F&C ASSET MANAGEMENT PLC	CTC MYCFO, LLC

**	*

LGM (BERMUDA) LTD. (formerly,	LGM INVESTMENTS LIMITED (formerly,
LLOYD GEORGE MANAGEMENT	LLOYD GEORGE MANAGEMENT
(BERMUDA) LTD.)	(EUROPE) LTD.)

*	*

MONEGY INC.	PYRFORD INTERNATIONAL LIMITED

*	*

STOKLER OSTLER WEALTH	TAPLIN, CANIDA & HABACHT, LLC
ADVISORS INC.

*	*

*	Pursuant to Power of Attorney filed as Exhibit 2 to Schedule 13G filed on February 14, 2014 by the Reporting Persons named herein (File No. 005-59405), which is incorporated by reference.
**	Pursuant to Power of Attorney filed as Exhibit 2 to Schedule 13G filed on February 13, 2015 by the Reporting Person named herein (File No. 005-79749), which is incorporated by reference.

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